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                                                                   Exhibit 10.25

                        2002B AMENDMENT TO LOAN DOCUMENTS

         THIS 2002B AMENDMENT TO LOAN DOCUMENTS (this "Amendment"), is made and entered into as of the 3rd day of July, 2002, by and among (i) BANK ONE, KENTUCKY, NA, a national banking association with an office and place of business in Louisville, Kentucky ("the Agent Bank") (Bank One, Kentucky, NA may also be referred to as a "Bank"); (ii) the BANKS identified on Schedule 1.1 hereto (each a "Bank" and collectively, the "Banks"); (iii) SYPRIS SOLUTIONS, INC., a Delaware corporation, with its principal office and place of business and registered office in Louisville, Jefferson County, Kentucky (the "Borrower") and (iv) the GUARANTORS identified on Schedule 1.2 hereto (each a "Guarantor" and collectively, the "Guarantors").

                    P R E L I M I N A R Y  S T A T E M E N T:

         A. Certain of the Guarantors and their Affiliates entered into a Loan Agreement dated as of March 21, 1997, with the Agent Bank (the "Original Loan Agreement"), whereby the Agent Bank extended in favor of the Guarantors a revolving line of credit in the amount of $20,000,000, a term loan in the amount of $10,000,000 and a swing line of credit subfacility in the amount of $5,000,000.

         B. The predecessors to the Borrower and certain of the Guarantors entered into a 1997A Amended and Restated Loan Agreement dated as of November 1, 1997, with the Agent Bank (the "1997A Loan Agreement"), whereby the Agent Bank increased the revolving line of credit to $30,000,000 and the term loan to $15,000,000 and provided the swing line of credit subfacility in the amount of $5,000,000. The 1997A Loan Agreement was subsequently amended by, among other amendments, the 1998A Amendment to Loan Documents dated as of February 18, 1998.

         C. The Borrower, certain of the Guarantors, the Agent Banks and the Banks entered into the 1999 Amended and Restated Loan Agreement dated as of October 27, 1999 (the "1999 Loan Agreement"), which amended, restated and replaced the Original Loan Agreement and the 1997A Loan Agreement, as amended. The 1999 Loan Agreement provides for (i) a revolving line of credit in the amount of $100,000,000, (ii) a swing line subfacility of $5,000,000 and (iii) a letter of credit subfacility of $15,000,000. The 1999 Loan Agreement was subsequently amended by the 2000A Amendment to Loan Documents dated as of November 9, 2000 (the "2000A Amendment").

         D. The Borrower, certain of the Guarantors, the Agent and the Banks entered into the 2001A Amendment to Loan Documents dated as of February 15, 2001 and having an effective date of December 31, 2000 (the "2001A Amendment") in order to (i) change certain financial covenants and (ii) make certain other changes as set forth therein.

         E. The Borrower, the Guarantors, the Agent and the Banks entered into the 2002A Amendment to Loan Documents dated as of December 21, 2001 and having an effective date of January 1, 2002 (the "2002A Amendment") in order to (i) to restructure, reorganize and/or rename, as applicable, certain of the Guarantors, and to add a Guarantor and (ii) to amend the Loan Agreement and other Loan Documents to reflect such changes in the Guarantors and (iii) make certain other changes as set forth therein. The 1999 Loan Agreement, as amended by the 2000A Amendment, 2001A Amendment, and the 2002A Amendment is referred to herein as the "Loan Agreement."

         F. The Banks, the Borrower, and the Guarantors wish to further amend the Loan Agreement and other Loan Documents to, among other things, increase the revolving line of credit to $125,000,000

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and add a new participant Bank (as identified in Schedule 1.1 hereto). Terms not defined herein shall have the meanings set forth in the Loan Agreement.

         G. Subject to the terms set forth herein, the Banks are agreeable to the increasing of the revolving line of credit and the adding of a Bank as described in Schedule 1.1.


         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1.   AMENDMENTS TO LOAN AGREEMENT.

         A. Revolving Loan Commitments, Revolving Credit Loans. The aggregate amount of the Revolving Loan Commitments stated under Section 2.1.A of the Loan Agreement shall be amended and restated as One Hundred Twenty Five Million Dollars ($125,000,000).

         B. List of Banks. The list of Banks attached hereto as Schedule 1.1 shall replace in its entirety Schedule 1.1 to the Loan Agreement.

         C. Schedule of Revolving Loan Commitments. The schedule of revolving loan commitments and revolving credit facility pro rata shares attached hereto as Schedule 2.1 shall replace in its entirety Schedule 2.1 to the Loan Agreement.

         D.   The following new Section G is added to Section 4.2 of the Loan
Agreement:

                    4.2 G. 2002B Additional Loan Documents. The Borrower and the
              Guarantors, as applicable, shall have delivered to the Agent Bank the following 2002B Additional Loan Documents:

                           [1]   Amendments to the existing Mortgage and
              Assignment of Leases and Rents from ST&M with respect to certain property in Orange County, Florida in form and substance acceptable to the Banks (the "ST&M Amendment");

                           [2]   Amendments to the existing Mortgage and
              Assignment of Leases and Rents from ST with respect to certain property in Jefferson County, Kentucky in form and substance acceptable to the Banks (the "ST Amendment");

                           [3]   Such other documents and instruments as the
              Agent Bank may reasonably request.

         E.   Section 7.6 is modified to read in its entirety as follows:

              7.6 Fixed Charge Coverage Ratio. The Borrower shall not permit the Fixed Charge Coverage Ratio for any period of four consecutive Fiscal Quarters to fall below 2.0 to 1.0 as of the end of each Fiscal Quarter.

         2. AMENDMENTS TO ST&M GUARANTY AGREEMENT. The Guaranty Agreement dated as of October 27, 1999 entered into by and among ST&M and the Agent Bank on behalf of itself and the other Banks (the "ST&M Guaranty") is amended as follows:

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         Maximum Liability Amount. Part (b) of the statement of maximum aggregate liability under Section 2, Guaranty of Payment and Performance of the ST&M Guaranty is amended and restated as: One Hundred Twenty Five Million Dollars ($125,000,000), plus accrued interest, plus costs and expenses.

         3. AMENDMENTS TO ST GUARANTY AGREEMENT. The Guaranty Agreement dated as of October 27, 1999 entered into by and among ST and the Agent Bank on behalf of itself and the other Banks (the "ST Guaranty") is amended as follows:

         Maximum Liability Amount. Part (b) of the statement of maximum aggregate liability under Section 2, Guaranty of Payment and Performance of the ST Guaranty is amended and restated as: One Hundred Twenty Five Million Dollars ($125,000,000), plus accrued interest, plus costs and expenses.

         4. AMENDMENTS TO SE GUARANTY AGREEMENT. The Guaranty Agreement dated as of October 27, 1999 entered into by and among SE and the Agent Bank on behalf of itself and the other Banks (the "SE Guaranty") is amended as follows:

         Maximum Liability Amount. Part (b) of the statement of maximum aggregate liability under Section 2, Guaranty of Payment and Performance of the SE Guaranty is amended and restated as: One Hundred Twenty Five Million Dollars ($125,000,000), plus accrued interest, plus costs and expenses.

         5. AMENDMENTS TO SDS GUARANTY AGREEMENT. The Guaranty Agreement dated as of October 27, 1999 entered into by and among SDS and the Agent Bank on behalf of itself and the other Banks (the "SDS Guaranty") is amended as follows:

         Maximum Liability Amount. Part (b) of the statement of maximum aggregate liability under Section 2, Guaranty of Payment and Performance of the SDS Guaranty is amended and restated as: One Hundred Twenty Five Million Dollars ($125,000,000), plus accrued interest, plus costs and expenses.

         6. AMENDMENTS TO MARION GUARANTY AGREEMENT. The Guaranty Agreement dated as of December 21, 2001 entered into by and among Marion and the Agent Bank on behalf of itself and the other Banks (the "Marion Guaranty") is amended as follows:

         Maximum Liability Amount. Part (b) of the statement of maximum aggregate liability under Section 2, Guaranty of Payment and Performance of the Marion Guaranty is amended and restated as: One Hundred Twenty Five Million Dollars ($125,000,000), plus accrued interest, plus costs and expenses.

         7. AMENDMENT TO ST&M SECURITY AGREEMENT. The list of documents which, collectively, compose the Loan Agreement as listed in the introductory paragraph on the first page of the Security Agreement dated February 15, 2001 between ST&M and Agent Bank is amended to include the 2002A Amendment and this Amendment.

         8. AMENDMENT TO ST SECURITY AGREEMENT. The list of documents which, collectively, compose the Loan Agreement as listed in the introductory paragraph on the first page of the Security Agreement dated February 15, 2001 between ST and Agent Bank is amended to include the 2002A Amendment and this Amendment.

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         9.   AMENDMENT TO SE SECURITY AGREEMENT. The list of documents which, collectively, compose the Loan Agreement as listed in the introductory paragraph on the first page of the Security Agreement dated February 15, 2001 between SE and Agent Bank is amended to include the 2002A Amendment and this Amendment.

         10. AMENDMENT TO SDS SECURITY AGREEMENT. The list of documents which, collectively, compose the Loan Agreement as listed in the introductory paragraph on the first page of the Security Agreement dated February 15, 2001 between SDS and Agent Bank is amended to include the 2002A Amendment and this Amendment.

         11. AMENDMENT TO MARION SECURITY AGREEMENT. The list of documents which, collectively, compose the Loan Agreement as listed in the introductory paragraph on the first page of the Security Agreement dated December 21, 2001 between Marion and Agent Bank is amended to include the 2002A Amendment and this Amendment.

         12. RATIFICATION. Except as specifically amended by the provisions hereinabove, the Loan Documents remain in full force and effect. The Borrower and Guarantors reaffirm and ratify all of their respective obligations to Agent Bank and the Banks under all of the Loan Documents, as amended and modified hereby, including, but not limited to, the Loan Agreement, the Guaranty Agreements, the Security Agreements and all other agreements, documents and instruments now or hereafter evidencing and/or pertaining to the Loan Agreement. Each reference to all or any of the Loan Documents contained in any other of the Loan Documents shall be deemed to be a reference to such Loan Document, as modified hereby.

         13. CONDITIONS PRECEDENT. The Banks' obligations under this Amendment are expressly conditioned upon and subject to the following:

              A. The execution and delivery by the Borrower and the Guarantors, as applicable, of this Amendment and each of the 2002B Additional Loan Documents described in Section 4.2G of the Loan Agreement;

              B. Delivery to the Agent Bank of a copy of the certificate of the corporate secretary of Borrower certifying resolutions of the Borrower's board of directors to the effect that execution, delivery and performance of this Amendment and the 2002B Additional Loan Documents have been duly authorized and as to the incumbency of those authorized to execute and deliver this Amendment, the 2002B Additional Loan Documents and all other documents to be executed in connection herewith;

              C. Delivery to the Agent Bank of a copy of the certificate of the corporate secretary of each corporate Guarantor certifying resolutions of such Guarantor's board of directors to the effect that execution, delivery and performance of this Amendment and the 2002B Additional Loan Documents have been duly authorized and as to the incumbency of those authorized to execute and deliver this Amendment, the 2002B Additional Loan Documents and all other documents to be executed in connection herewith;

              D. Delivery to the Agent Bank of a copy of the certificate of the Secretary or other appropriate representative of such Guarantor (i) certifying as to the authenticity, completeness and accuracy of, and attaching copies of the written consent of the managers of such Guarantor authorizing the execution, delivery and performance of this Amendment and the 2002B Additional Loan Documents to which such Guarantor is a party, and (ii) certifying the names and true signatures of the officers of such Guarantor authorized to execute and deliver on behalf of such Guarantor this Amendment and the 2002B Additional Loan Documents to which such Guarantor is a party;

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         E.   The representations and warranties of the Borrower and the
Guarantors as applicable in this Amendment and the 2002B Additional Loan Documents shall be true and accurate in all respects; and

         F. Delivery to the Agent Bank of opinions of counsel to Borrower and the Guarantors, satisfactory to the Agent Bank.

    14. REPRESENTATIONS, WARRANTIES, AND COVENANTS OF THE BORROWER. To induce the Agent Bank and the Banks to enter into this Amendment, the Borrower represents and warrants to Agent Bank and the Banks as follows:

         A. The Borrower has full power, authority, and capacity to enter into this Amendment and the 2002B Additional Loan Documents to which the Borrower is a party, and this Amendment and the 2002B Additional Loan Documents to which the Borrower is a party constitute the legal, valid and binding obligations of the Borrower, enforceable against it in accordance with their respective terms.

         B. No uncured Event of Default under the Notes or any of the other Loan Documents has occurred which continues unwaived by the Agent Bank, and no event which with the passage of time, the giving of notice or both would constitute an Event of Default, exists as of the date hereof.

         C. The Person executing this Amendment and the 2002B Additional Loan Documents to which the Borrower is a party on behalf of the Borrower is duly authorized to do so.

         D. The representations and warranties made by the Borrower in any of the Loan Documents are hereby remade and restated as of the date hereof.

         E. Except as previously disclosed to the Agent Bank or disclosed in the Borrower's filings with the Securities and Exchange Commission, copies of which have been provided previously to the Agent Bank, there are no material actions, suits, legal, equitable, arbitration or administrative proceedings pending or threatened against the Borrower, the adverse determination of which could have a material adverse effect on the Loan Documents, the business operations or financial condition of the Borrower or the ability of the Borrower to fulfill its obligations under the Loan Documents.

    15. REPRESENTATIONS, WARRANTIES, AND COVENANTS OF THE GUARANTORS. To induce the Agent Bank and the Banks to enter into this Amendment, the Guarantors represent and warrant to the Agent Bank and the Banks as follows:

         A. Each Guarantor has full power, authority, and capacity to enter into this Amendment and the 2002B Additional Loan Documents to which any such Guarantor is a party, and this Amendment and the 2002B Additional Loan Documents to which any such Guarantor is a party constitute the legal, valid and binding obligations of such Guarantor, enforceable against such Guarantor in accordance with their terms.

         B. The Person executing this Amendment and the 2002B Additional Loan Documents to which such Guarantor is a party on behalf of each Guarantor is duly authorized to do so.

         C. The representations and warranties made by each Guarantor in any of the Loan Documents are hereby remade and restated as of the date hereof.

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         D.   Except as previously disclosed to the Agent Bank, there are no material actions, suits, legal, equitable, arbitration or administrative proceedings pending or threatened against any Guarantor, the adverse determination of which could have a material adverse effect on the Loan Documents, the business operations or financial condition of any Guarantor or the ability of any Guarantor to fulfill its obligations under the Guaranty Agreement.

         16.  MISCELLANEOUS.

              A. Amendment and Other Fees and Expenses. The Borrower agrees to pay to or for the account of the Agent Bank, whichever is applicable, upon the closing of this Amendment (i) the amounts set forth in the fee letter dated July 2, 2002 from the Agent Bank to the Borrower, (ii) any recording or filing fees incurred by Agent Bank in connection with this Amendment, and (iii) the reasonable fees and expenses of Agent Bank's counsel in negotiating, drafting and closing this Amendment, the 2002B Additional Loan Documents and related documents.

              B. Illegality. In case any one or more of the provisions contained in this Amendment should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

              C. Changes in Writing. No modification, amendment or waiver of any provision of this Amendment nor consent to any departure by the Borrower or any of the Guarantors therefrom, will in any event be effective unless the same is in writing and signed by the Agent Bank, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

              D. Successors and Assigns. This Amendment will be binding upon and inure to the benefit of the Borrower, the Guarantors, the Agent Bank and the Banks and their respective heirs, executors, administrators, successors and assigns; provided, however, that neither the Borrower nor the Guarantors may assign this Amendment in whole or in part without the prior written consent of the Agent Bank, and the Agent Bank and the Banks at any time may assign this Amendment in whole or in part, as provided in Section 11 of the Loan Agreement.

              E. Counterparts. This Amendment may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument.

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         IN WITNESS WHEREOF, the Agent Bank, each Bank, the Borrower and each
Guarantor has caused this Amendment to be duly executed as of the day and year first above written.

              BANK ONE, KENTUCKY, NA, as Agent Bank ("the Agent Bank")
              By: /s/ James D. Baker, Jr.
                  -------------------------------
                       James D. Baker, Jr.
                       Vice President

              BANK ONE, KENTUCKY, NA as a Bank
              By: /s/ James D. Baker, Jr.
                  -------------------------------
                       James D. Baker, Jr.
                       Vice President

              BANK OF AMERICA, N.A. as a Bank
              By: /s/ Bryan Hulker
                  -------------------------------
                       Bryan Hulker
                       Vice President

              LASALLE BANK NATIONAL ASSOCIATION as a Bank
              By: /s/ A. Mark Mital
                  -------------------------------
                       A. Mark Mital
                       Vice President

              SUNTRUST BANK, NASHVILLE, N.A., as a Bank
              By: /s/ Anson M. Lewis for Scott T. Corley
                  ----------------------------------------
                       Scott T. Corley
                       Director

              U.S. BANK NATIONAL ASSOCIATION f/k/a FIRSTAR BANK, N.A., as a Bank
              By: /s/ Toby Rau
                  -------------------------------
                       Toby Rau
                       Assistant Vice President

              NATIONAL CITY BANK OF KENTUCKY as a Bank
              By: /s/ Thomas P. Crockett
                  -------------------------------
                       Thomas P. Crockett
                       Senior Vice President

              SYPRIS SOLUTIONS, INC. (the "Borrower")
              By: /s/ David D. Johnson
                  -------------------------------
                       David D. Johnson
                       Vice President

              SYPRIS TEST & MEASUREMENT, INC., a Delaware corporation ("ST&M") (as a "Guarantor" and solely with respect to Sections 4.2G, 6 and 7 of the Loan Agreement)
              By: /s/ David D. Johnson
                  -------------------------------
                       David D. Johnson
                       Treasurer

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                  SYPRIS TECHNOLOGIES, INC. a Delaware corporation ("ST")
                  (as a "Guarantor" and solely with respect to Sections 4.2G, 6 and 7 of the Loan Agreement)
                  By: /s/ David D. Johnson
                      -------------------------------
                           David D. Johnson
                           Treasurer

                  SYPRIS ELECTRONICS, LLC, a Delaware limited liability company ("SE") (as a "Guarantor" and solely with respect to Sections 4.2G, 6 and 7 of the Loan Agreement)
                  By: /s/ David D. Johnson
                      -------------------------------
                           David D. Johnson
                           Treasurer

                  SYPRIS DATA SYSTEMS, INC., a Delaware corporation ("SDS") (as a "Guarantor" and solely with respect to Sections 4.2G, 6 and 7 of the Loan Agreement)
                  By: /s/ David D. Johnson
                      -------------------------------
                           David D. Johnson
                           Treasurer

                  SYPRIS TECHNOLOGIES MARION, LLC, a Delaware limited
                  liability company ("Marion")(as a "Guarantor") and solely with respect to Sections 4.2G, 6 and 7 of the Loan Agreement)
                  By: /s/ David D. Johnson
                      -------------------------------
                           David D. Johnson
                           Treasurer